SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2017 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Radio One, Inc. (the “Company”) issued a press release setting forth the results for its quarter ended December 31, 2016.  A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01.    Other Events

The Company also announced that it is monitoring market conditions and opportunities to refinance the approximately $345.0 million in borrowings outstanding under its existing senior credit facility, which matures in December 2018.  While the Company continually seeks to act opportunistically, there are no assurances that the Company will complete any refinancing, in whole or in part, of the existing senior credit facilities.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated March 7, 2017: Radio One, Inc. Reports Fourth Quarter Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
March 09, 2017	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer